                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  October 15, 1997



                      CRESCENT REAL ESTATE EQUITIES COMPANY

             (Exact name of Registrant as specified in its Charter)

         Texas                           1-13038                                52-1862813
(State of Organization)          (Commission File Number)         (IRS Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas                                                    76102
(Address of Principal Executive                                    (Zip Code)
Offices)

                                 (817) 321-2100
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         U.S. HOME BUILDING. On October 15, 1997, Crescent Real Estate Equities Company ("Crescent Equities" and, collectively with its subsidiaries, the "Company") acquired U.S. Home Building, a 21-story Class A office property located in the West Loop/Galleria submarket of Houston, Texas. Construction of the office property was completed in 1982. Situated on a 1.9-acre site, U.S. Home Building contains approximately 400,000 square feet of net rentable area with a 12-story attached parking structure that accommodates approximately
975 cars.

         The Company acquired fee simple title to U.S. Home Building from an unaffiliated entity for approximately $45 million funded though a draw under the Company's unsecured $550 million credit facility from a consortium of banks led by BankBoston, N.A.

         U.S. Home Building was 83% leased as of March 31, 1998, with a weighted average full-service rental rate per square foot of $14.67. U.S. Home Building is leased to approximately 50 tenants, the major tenant having principal business in the home building sector. The weighted average remaining lease term for U.S. Home Building tenants is approximately 2.5 years. As of March 31, 1998, one tenant leased 10% or more of the total net rentable area of the property.

         As of March 31, 1998, U.S. Home Corporation, a home building company, leased approximately 49,000 net rentable square feet (approximately 12% of the net rentable area of the U.S. Home Building), pursuant to a lease that expires in February 1999. The current base rental rate per square foot for approximately 49,000 net rentable square feet is $12.00. The lease provides for one five-year renewal option at 100% of the then prevailing market rental rate.

         The West Loop/Galleria submarket consists of 12.9 million square feet of Class A office space, which was approximately 20% of Houston's total Class A office space at March 31, 1998. At March 31, 1998, the West Loop/Galleria Class A office space was 94% occupied, and the average quoted full-service market rental rate was $20.54 per available square foot. The above submarket information has been provided by Baca Landata, Inc.

         The aggregate tax basis of depreciable real property and improvements and personal property for U.S. Home Building for federal income tax purposes is $45 million. For federal income tax purposes, depreciation is computed using the straight-line method over lives which range from 15 to 39 years for the real property and improvements, and the double-declining balance method over lives which range from 5 to 7 years for the personal property.

         The 1997 realty tax rate for real property was $2.67 per $100 of the $21 million assessed value. The total amount of tax at this rate for 1997 was approximately $.6 million.

         For the year ended December 31, 1996 and the six months ended June 30, 1997, utilities expense was approximately $.5 million and $.3 million, respectively, and expenses for repairs, maintenance and contract services were approximately $.7 million and $.4 million, respectively.

         The Company does not plan to renovate U.S. Home Building, other than expenditures associated with the routine maintenance of the property.

         The following table sets forth year-end occupancy and average full-service rental rate per leased square foot (excluding storage space) for U.S. Home Building for the years ended December 31, 1996 and 1997. Information for prior periods is not available.

                                                          AVERAGE FULL-SERVICE
               YEAR                        OCCUPANCY      RENTAL RATE (1)
               ----                        ---------      --------------------
               1996                          83.3%          $  13.84
               1997                          81.0%          $  14.44

(1) Represents annual base rental revenues (excluding scheduled rent increases and free rent that would be taken into account under generally accepted accounting principles) divided by average occupancy in square feet for the year or period and including adjustments for expenses payable by or reimbursed from the tenants.

         The following table sets forth a schedule of lease expirations for leases in place as of March 31, 1998, for U.S. Home Building, for each of the 10 years beginning with the remainder of 1998, assuming that none of the tenants exercises renewal options and excluding 69,826 square feet of unleased space.

                                                                                     PERCENTAGE OF     ANNUAL
                                        NET RENTABLE    PERCENTAGE                   TOTAL ANNUAL   FULL-SERVICE
                                       AREA REPRESENT-  OF LEASED         ANNUAL      FULL-SERVICE    RENT PER
                            NUMBER OF       ED BY      NET RENTABLE    FULL-SERVICE       RENT          NET
                          TENANTS WITH    EXPIRING     AREA REPRESENT-  RENT UNDER    REPRESENTED     RENTABLE
                            EXPIRING       LEASES      ED BY EXPIRING    EXPIRING     BY EXPIRING       AREA
YEAR OF LEASE EXPIRATION     LEASES     (SQUARE FEET)     LEASES         LEASES(1)       LEASES      EXPIRING(1)
--------------------------------------------------------------------------------------------------------------
1998                           15            63,372        19.2%       $ 1,000,991        19.2%        $15.80
1999                           12           103,951        31.5          1,594,818        30.5          15.34
2000                            7            35,448        10.7            535,820        10.3          15.12
2001                            6            67,030        20.3          1,055,022        20.2          15.74
2002                           10            60,373        18.3          1,038,300        19.8          17.20

(1) Calculated based on base rent payable as of the expiration day of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and including adjustments for expenses payable by or reimbursable from the tenants based on current levels.

         AUSTIN CENTRE. On January 23, 1998, the Company acquired Austin Centre. Austin Centre is a mixed-use property, including a Class A office property containing approximately 344,000 net rentable square feet and the Omni Austin Hotel consisting of 314 rooms and 61 apartments, located in the CBD submarket of Austin, Texas. Construction of the office property was completed in 1986.

         The Company acquired fee simple title to the Austin Centre property from an unaffiliated entity for approximately $96.4 million. The purchase price was funded through a draw under the Company's unsecured $550 million credit facility from a consortium of banks led by BankBoston, N.A.

         The Austin Centre office property was 98% occupied as of March 31, 1998, with a weighted average full-service rental rate per square foot of $19.21. Austin Centre office property is leased to approximately 37 tenants, the one major tenant having its principal business in the industry sector of title and insurance. The weighted average remaining lease term for the Austin Centre office property tenants is approximately 4 years. As of March 31,1998, one tenant leased 10% or more of the total net rentable area of the Austin Centre office property.

         As of March 31, 1998, Investors Life Insurance Company of North America (DBA FIC Insurance Group) leased approximately 66,000 net rentable square feet (approximately 19% of the net rentable area of the Austin Centre office property, pursuant to a triple-net lease that expires in September of 2002. The current base rental rate per square foot for the approximately 66,000 net rentable square feet is $11.00. The lease provides for three five-year renewal options at $19.00, $20.00 and $21.00 per square foot, respectively.

         The Austin CBD submarket consists of 3.6 million square feet of Class A office space, which was approximately 45% of Austin's total Class A office space at March 31, 1998. At March 31, 1998, the Austin CBD Class A office space was 94% occupied, and the average quoted full-service market rental rate was $23.68 per available square foot. The above submarket information has been provided by CB Commercial.

         The aggregate tax basis of depreciable real property and improvements and personal property for the Austin Centre property for federal income tax purposes is approximately $96.4 million. For federal income tax purposes, depreciation is computed using the straight-line method over lives which range from 15 to 39 years for the real property and improvements, and the double-declining balance method over lives which range from 5 to 7 years for the personal property.

         The 1997 realty tax rate for the Austin Centre office property was $2.4849 per $100 of the $33.4 million assessed value. The total amount of tax at this rate for 1997 was approximately $.8 million.

         For the year ended December 31, 1996 and the ten months ended October 31, 1997, utilities expense was approximately $.8 million and $.6 million, respectively and expenses for repairs, maintenance and contract services were approximately $.7 million for both periods.

         The Company does not plan to renovate Austin Centre office property, other than expenditures associated with the routine maintenance of the property.

     The following table sets forth year-end occupancy and average full-service rental rate per leased square foot (excluding storage space) for the Austin Centre office property for the year ended December 31, 1997. Information for prior periods is not available.


                                                                          AVERAGE FULL-SERVICE
               YEAR                        OCCUPANCY                         RENTAL RATE(1)
               ----                        ---------                         --------------
               1997                          92.0%                               $17.99

(1) Represents annual base rental revenues (excluding scheduled rent increases and free rent that would be taken into account under generally accepted accounting principles) divided by average occupancy in square feet for the year or period and including adjustments for expenses payable by or reimbursed from the tenants.

     The following table sets forth a schedule of lease expirations for leases in place as of March 31, 1998, for the Austin Centre office property, for each of the 10 years beginning with the remainder of 1998, assuming that none of the tenants exercises renewal options and excluding 68,144 square feet of unleased space.


                                                                                      PERCENTAGE OF      ANNUAL
                                        NET RENTABLE    PERCENTAGE                     TOTAL ANNUAL   FULL-SERVICE
                                       AREA REPRESENT- OF LEASED           ANNUAL       FULL-SERVICE    RENT PER
                            NUMBER OF       ED BY      NET RENTABLE     FULL-SERVICE       RENT           NET
                          TENANTS WITH    EXPIRING     AREA REPRESENT-   RENT UNDER    REPRESENTED      RENTABLE
                            EXPIRING       LEASES      ED BY EXPIRING     EXPIRING     BY EXPIRING        AREA
YEAR OF LEASE EXPIRATION     LEASES     (SQUARE FEET)     LEASES          LEASES(1)       LEASES       EXPIRING(1)
-----------------------------------------------------------------------------------------------------------------
1998                          2             16,634          6.0%        $  294,558        5.7%         $17.71
1999                          8             72,307         26.2          1,290,732       24.8           17.85
2000                          7             42,583         15.4            847,808       16.3           19.91
2001                          5              8,641          3.1            175,995        3.4           20.37
2002                         10            102,153         37.0          1,998,383       38.2           19.56
2003                          1              3,172          1.2             70,482        1.4           22.22
2004                         --                 --           --                 --         --              --
2005                         --                 --           --                 --         --              --
2006                         --                 --           --                 --         --              --
2007                         --                 --           --                 --         --              --
2008 and thereafter           2             30,366         11.1            533,610       10.2           17.57

----------
(1) Calculated based on base rent payable as of the expiration day of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and including adjustments for expenses payable by or reimbursable from the tenants based on current levels.

         DATRAN CENTER. On May 1, 1998, the Company acquired Datran Center, two Class A office buildings located in the South Dade/Kendall submarket of Miami, Florida. Construction of the office properties was completed in 1986 and 1988. Datran Center contains approximately 472,000 square feet of net rentable area and two attached parking garages. One Datran Center has an eight-level attached parking structure that accommodates approximately 676 cars and Two Datran has a nine-level parking structure that accommodates approximately 836 cars.

         The Company acquired Datran Center, subject to a ground lease, from an unaffiliated entity for approximately $70.6 million. The purchase price was funded through (i) the assumption of two mortgage notes encumbering the leasehold interests in the land and the building which aggregate $47 million and (ii) a draw of $23.6 million under the Company's unsecured $550 million credit facility from a consortium of banks led by BankBoston, N.A.

         Datran Center was 91% leased as of March 31, 1998, with a weighted average full-service rental rate per square foot of $20.29. Datran Center is leased to approximately 100 tenants, the major tenants having principal businesses in the financial services industry sector. The weighted average remaining lease term for Datran Center tenants is approximately 6.9 years. The major tenants include Prudential Securities, Incorporated, Stephens, Lynn, Klein and McNicholas, P.A. and Equitable Life Assurance Society of the US. As of March 31, 1998, none of the tenants in Datran Center leased 10% or more of the total net rentable area of the property.

         The South Dade/Kendall submarket consists of .5 million square feet of Class A office space, which was approximately 5.6% of Miami's total Class A office space at March 31, 1998. The above submarket information has been provided by Real Data Information Systems, Inc.

         The aggregate tax basis of depreciable real property and improvements and personal property for Datran Center for federal income tax purposes is $70.6 million. For federal income tax purposes, depreciation is computed using the straight-line method over lives which range from 15 to 39 years for the real property and improvements, and the double-declining balance method over lives which range from 5 to 7 years for the personal property.

         The 1997 realty tax rate for real property was 2.3885% of the $33 million assessed value. The total amount of tax at this rate for 1997 was approximately $.8 million.

         For the year ended December 31, 1997, utilities expense was approximately $.8 million, and expenses for repairs, maintenance and contract services were approximately $.7 million.

         The Company does not plan to renovate Datran Center, other than expenditures associated with the routine maintenance of the property.

         The following table sets forth year-end occupancy and average full-service rental rate per leased square foot (excluding storage space) for Datran Center for the years ended December 31, 1996 and 1997. Information for prior periods is not available.


                                                                          AVERAGE FULL-SERVICE
               YEAR                        OCCUPANCY                         RENTAL RATE(1)
               ----                        ---------                         --------------
               1996                          82.8%                               $19.59
               1997                          91.4%                               $20.29

(1) Represents annual base rental revenues (excluding scheduled rent increases and free rent that would be taken into account under generally accepted accounting principles) divided by average occupancy in square feet for the year or period and including adjustments for expenses payable by or reimbursed from the tenants.

         The following table sets forth a schedule of lease expirations for leases in place as of March 31, 1998, for Datran Center, for each of the 10 years beginning with the remainder of 1998, assuming that none of the tenants exercises renewal options and excluding 40,770 square feet of unleased space.

                                                                                               PERCENTAGE OF      ANNUAL
                                           NET RENTABLE        PERCENTAGE                      TOTAL ANNUAL    FULL-SERVICE
                                         AREA REPRESENTED      OF LEASED          ANNUAL       FULL-SERVICE      RENT PER
                            NUMBER OF           BY            NET RENTABLE     FULL-SERVICE        RENT            NET
                          TENANTS WITH       EXPIRING       AREA REPRESENTED   BY RENT UNDER    REPRESENTED      RENTABLE
YEAR OF LEASE EXPIRATION    EXPIRING          LEASES          BY EXPIRING        EXPIRING       BY EXPIRING        AREA
                             LEASES       (SQUARE FEET)         LEASES           LEASES(1)        LEASES        EXPIRING(1)
--------------------------------------------------------------------------------------------------------------------------
1998                           24             57,271             13.3%          $  938,241        11.5%          $16.38
1999                           14             61,599             14.4              859,544        10.5            13.95
2000                           20             69,550             16.1            1,393,744        17.0            20.04
2001                           15             38,537              8.9              832,601        10.2            21.61
2002                           13             37,575              8.7              794,074         9.7            21.13
2003                            8             48,023             11.1            1,034,923        12.6            21.55
2004                            9             74,017             17.1            1,445,719        17.6            19.53
2005                            1              1,415              0.3               32,545         0.4            23.00
2006                            1              6,093              1.4              130,512         1.6            21.42
2007                            1              2,164              0.5               34,461         0.4            15.92
2008 and thereafter             4             35,222              8.2              694,098         8.5            19.71

----------

(1) Calculated based on base rent payable as of the expiration day of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and including adjustments for expenses payable by or reimbursable from the tenants based on current levels.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A)     FINANCIAL STATEMENTS UNDER RULE 3-14 OF REGULATION S-X

                 US HOME BUILDING

                 Report of Independent Public Accountants

                 Statements of Excess of Revenues Over Specific Operating Expenses for the year ended December 31, 1996 and the six month period ended June 30, 1997.

                 Notes to Statements.

                 AUSTIN CENTRE

                 Report of Independent Public Accountants

                 Statements of Excess of Revenues Over Specific Operating Expenses for the nine month period ended December 31, 1996 and the ten month period ended October 31, 1997

                 Notes to Statements.

                 DATRAN CENTER

                 Report of Independent Public Accountants

                 Statement of Excess of Revenues Over Specific Operating Expenses for the year ended December 31, 1997.

                 Notes to Statement.

         (B)     PRO FORMA FINANCIAL INFORMATION

                 Pro Forma Consolidated Balance Sheet as of March 31, 1998 (unaudited) and notes thereto.

                 Pro Forma Consolidated Statements of Operations for the three months ended March 31, 1998 (unaudited) and the year ended December 31, 1997 (unaudited) and notes thereto.

         (C)     EXHIBITS

                 The following is a list of all exhibits filed as a part of this Form 8-K.

Exhibit No.            Description of Exhibit
-----------            ----------------------
    23.01              Consent of Arthur Andersen LLP, Independent
                       Public Accountants, dated June 24, 1998
                       (filed herewith).

                                   SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 22, 1998             CRESCENT REAL ESTATE EQUITIES COMPANY




                                  By:     /s/ Dallas. E Lucas
                                      ---------------------------------------
                                               Dallas E. Lucas
                                               Senior Vice President and
                                               Chief Financial and
                                               Accounting Officer

                         INDEX TO FINANCIAL STATEMENTS


                                                                                                                     PAGE
                                                                                                                     ----
US HOME BUILDING

         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-2

         Statements of Excess of Revenues Over Specific Operating Expenses for the Year Ended
         December 31, 1996 and the Six Month Period Ended June 30, 1997 . . . . . . . . . . . . . . . . . . . . . . . F-3

         Notes to Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-4

AUSTIN CENTRE

         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-5

         Statements of Excess of Revenues Over Specific Operating Expenses for the Nine Month Period Ended
         December 31, 1996 and the Ten Month Period Ended October 31, 1997  . . . . . . . . . . . . . . . . . . . . . F-6

         Notes to Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-7

DATRAN CENTER

         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-11

         Statement of Excess of Revenues Over Specific Operating Expenses for the Year Ended
         December 31, 1997  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-12

         Notes to Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-13

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         Pro Forma Consolidated Balance Sheet as of March 31, 1998 and notes thereto  . . . . . . . . . . . . . . .  F-15

         Pro Forma Consolidated Statements of Operations for the Three Months Ended March
         31, 1998 and the Year Ended December 31, 1997 and notes thereto  . . . . . . . . . . . . . . . . . . . . .  F-17

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners
of Crescent Real Estate Equities Limited Partnership:

     We have audited the accompanying statements of excess of revenues over specific operating expenses (as defined in Note 2) of US Home Building for the year ended December 31, 1996, and for the six month period ended June 30, 1997. These statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statements presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the statements referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses of US Home Building for the year ended December 31, 1996, and for the six month period ended June 30, 1997, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Dallas, Texas,
  August 29, 1997

                                US HOME BUILDING

                        STATEMENTS OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31, 1996,
                  AND THE SIX MONTH PERIOD ENDED JUNE 30, 1997

                                                              DECEMBER 31,     JUNE 30,
                                                                  1996           1997
                                                              ------------    ----------
REVENUES:
  Office rent...............................................   $4,648,997     $2,439,965
  Parking...................................................      201,828        112,859
  Recoveries................................................       42,142         63,407
  Other.....................................................      122,972         70,698
                                                               ----------     ----------
                                                                5,015,939      2,686,929
                                                               ----------     ----------
SPECIFIC OPERATING EXPENSES:
  Real estate taxes.........................................      525,036        262,518
  Utilities.................................................      510,952        258,536
  Repairs, maintenance, and contract services...............      719,870        381,675
  Salaries..................................................      315,013        171,130
  General and administrative................................      259,751        179,320
  Management fees...........................................      126,701         69,230
  Insurance.................................................       64,894         37,514
                                                               ----------     ----------
                                                                2,522,217      1,359,923
                                                               ----------     ----------
EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES.........   $2,493,722     $1,327,006
                                                               ==========     ==========

        The accompanying notes are an integral part of these statements.

                                US HOME BUILDING

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES
                      DECEMBER 31, 1996, AND JUNE 30, 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

  Description of Property

     US Home Building (the "Property") is a 21-story office tower located in Houston, Texas. The Property contains approximately 400,000 rentable square feet as well as a 12-story parking garage which contains approximately 975 parking stalls.

  Use of Estimates

     The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Rental Income and Deferred Rent Concessions

     In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions.

  Recoveries

     A portion of the operating expenses is charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2. BASIS OF ACCOUNTING:

     The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis of accounting. These statements are not intended to be a complete presentation of revenues and operating expenses for the year ended December 31, 1996, and for the six months ended June 30, 1997, as certain items such as depreciation, amortization and interest expenses have been excluded since they are not comparable to the proposed future operations of the Property.

3. PROPERTY MANAGEMENT:

     The Property entered into a management agreement with Transwestern Property Company (the "Manager"). The agreement with the Manager requires a management fee of 2.5% of gross rental receipts, as defined. Total management fees for the year ended December 31, 1996, and for the six month period ended June 30, 1997, were approximately $126,701 and $69,230, respectively.

4. SIGNIFICANT TENANTS:

     The largest tenant of the Property occupies approximately 49,000 square feet, or 12%, of the total leasable square footage. This lease expires in February 1999. The second largest tenant of the Property occupies approximately 39,000 square feet, or 10%, of the total leasable square footage. This lease expires in July 2001.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
Crescent Real Estate Equities Limited Partnership:

     We have audited the accompanying statements of excess of revenues over specific operating expenses (as defined in Note 2) of Austin Centre for the nine-month period ended December 31, 1996, and the ten-month period ended October 31, 1997. These statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the statements referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses of Austin Centre for the nine-month period ended December 31, 1996, and the ten-month period ended October 31, 1997, in conformity with generally accepted accounting principles.

     Our audits were made for the purpose of forming an opinion on the basic statements taken as a whole. The supplemental schedules I and II are presented for the purpose of additional analysis and are not a required part of the basic statements. This information has been subjected to the auditing procedures applied in our audits of the basic statements taken as a whole.

                                            ARTHUR ANDERSEN LLP

Dallas, Texas,
  December 12, 1997

                                 AUSTIN CENTRE

                         STATEMENTS OF EXCESS REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                                                          THREE MONTHS   NINE MONTHS    TEN MONTHS
                                                             ENDED          ENDED          ENDED
                                                           MARCH 31,     DECEMBER 31,   OCTOBER 31,
                                                              1996           1996          1997
                                                          ------------   ------------   -----------
                                                          (UNAUDITED)            (AUDITED)
REVENUES:
  Rent..................................................   $  900,181     $2,612,422    $3,260,481
  Parking...............................................      138,233        473,810       558,889
  Recoveries............................................      282,593        824,100     1,137,884
  Other.................................................      103,426        293,896       224,685
                                                           ----------     ----------    ----------
                                                            1,424,433      4,204,228     5,181,939
                                                           ----------     ----------    ----------
SPECIFIC OPERATING EXPENSES:
  Real estate taxes.....................................      192,901        580,763       700,316
  Utilities.............................................      235,947        526,947       573,554
  Repairs, maintenance, and contract services...........      173,931        488,262       687,680
  Salaries..............................................      124,051        393,127       500,925
  General and administrative............................       48,572        152,229       198,464
  Management fees.......................................       37,058        114,949       155,139
  Insurance.............................................       24,069         60,276        58,690
                                                           ----------     ----------    ----------
                                                              836,529      2,316,553     2,874,768
                                                           ----------     ----------    ----------
EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES.....   $  587,904     $1,887,675    $2,307,171
                                                           ==========     ==========    ==========

        The accompanying notes are an integral part of these statements.

                                 AUSTIN CENTRE

                   NOTES TO STATEMENTS OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                    DECEMBER 31, 1996, AND OCTOBER 31, 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

DESCRIPTION OF PROPERTY

     Austin Centre (the "Property") is a 16-story office tower located in the central business district of Austin, Texas. The Property contains approximately 343,664 rentable square feet of office space, 61 condominium units, and an underground parking garage. Austin Centre also includes a hotel which it currently leases under a triple-net lease to the Omni Hotel. The Hotel contains an additional 247,355 square feet (314 guestrooms). Lease income related to the Hotel of approximately $2.9 million for the ten-months ended October 31, 1997, and $2.4 million for the nine months ended December 31, 1996, has been excluded from the accompanying statements of excess of revenues over specific operating expenses of the Property. The lease with the Hotel expires April 1, 2001. The Property currently provides comprehensive telecommunications services (Entelcom) to several tenants of the Austin Centre Business Complex.

USE OF ESTIMATES

     The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RENTAL INCOME AND DEFERRED RENT CONCESSIONS

     In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate future minimum rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions.

RECOVERIES

     A portion of the operating expenses is charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2. BASIS OF ACCOUNTING:

     The accompanying statements of excess of revenues over specific operating expenses is presented on the accrual basis of accounting. These statements are not intended to be a complete presentation of revenues and operating expenses for the nine-month period ended December 31, 1996, and the ten-month period ended October 31, 1997, as certain items such as depreciation, amortization, interest, and partnership administrative expenses have been excluded since they are not comparable to the proposed future operations of the Property.

     The Property was acquired on April 1, 1996, and, therefore, the accompanying statements include unaudited information for the three-month period ended March 31, 1996.

                                 AUSTIN CENTRE

                   NOTES TO STATEMENTS OF EXCESS OF REVENUES
                OVER SPECIFIC OPERATING EXPENSES -- (CONTINUED)

3. PROPERTY MANAGEMENT:

     T. Stacy and Associates (the "Manager"), has had an arrangement to manage the Property since April 1996. The Manager requires a management fee of 2.5% for 1996 and 3.0% for 1997, of net rental receipts, as defined. Total management fees for the nine-month period ended December 31, 1996, and the ten-month period ended October 31, 1997, were approximately $114,949 and $155,139, respectively.

4. SIGNIFICANT TENANTS:

     The largest tenant of the Property occupies approximately 65,865 square feet, or 10%, of the total rentable square footage. This lease expires in October 2002.

                                                                      SCHEDULE I

                                 AUSTIN CENTRE

                        STATEMENT OF EXCESS OF REVENUES
                   OVER SPECIFIC OPERATING EXPENSES BY ASSET
               FOR THE NINE-MONTH PERIOD ENDED DECEMBER 31, 1996

                                                                                      CONSOLIDATED
                                      OFFICE     CONDOMINIUMS   ENTELCOM    GARAGE       TOTAL
                                    ----------   ------------   --------   --------   ------------
REVENUES:
  Rent............................  $2,008,995     $603,427     $     --   $     --    $2,612,422
  Parking.........................          --           --           --    473,810       473,810
  Recoveries......................     824,100           --           --         --       824,100
  Other...........................       2,498        9,335      282,063         --       293,896
                                    ----------     --------     --------   --------    ----------
                                     2,835,593      612,762      282,063    473,810     4,204,228
                                    ----------     --------     --------   --------    ----------
SPECIFIC OPERATING EXPENSES
  Real estate taxes...............     482,310       98,453           --         --       580,763
  Utilities.......................     507,151       19,796           --         --       526,947
  Repairs, maintenance, and
     contract services............     421,781       44,274        4,868     17,339       488,262
  Salaries........................     195,241       32,356       35,453    130,077       393,127
  General and administrative......      75,832       14,442       11,468     50,487       152,229
  Management fees.................      74,772       14,365        6,986     18,826       114,949
  Insurance.......................      34,444        4,818           --     21,014        60,276
                                    ----------     --------     --------   --------    ----------
                                     1,791,531      228,504       58,775    237,743     2,316,553
                                    ----------     --------     --------   --------    ----------
EXCESS OF REVENUES OVER SPECIFIC
  OPERATING EXPENSES..............  $1,044,062     $384,258     $223,288   $236,067    $1,887,675
                                    ==========     ========     ========   ========    ==========

    The accompanying notes are an integral part of this financial statement.

                                                                     SCHEDULE II

                                 AUSTIN CENTRE

                        STATEMENT OF EXCESS OF REVENUES
                   OVER SPECIFIC OPERATING EXPENSES BY ASSET
                FOR THE TEN-MONTH PERIOD ENDED OCTOBER 31, 1997

                                                                                      CONSOLIDATED
                                  OFFICE      CONDOMINIUMS    ENTELCOM     GARAGE        TOTAL
                                ----------    ------------    --------    --------    ------------
REVENUES:
  Rent.......................   $2,660,814      $599,667      $     --    $     --     $3,260,481
  Parking....................           --            --            --     558,889        558,889
  Recoveries.................    1,137,884            --            --          --      1,137,884
  Other......................       18,833        11,859       193,993          --        224,685
                                ----------      --------      --------    --------     ----------
                                 3,817,531       611,526       193,993     558,889      5,181,939
                                ----------      --------      --------    --------     ----------
SPECIFIC OPERATING EXPENSES
  Real estate taxes..........      588,956       111,360            --          --        700,316
  Utilities..................      546,876        26,678            --          --        573,554
  Repairs, maintenance, and
     contract services.......      550,084        45,810        36,086      55,700        687,680
  Salaries...................      247,768        26,831        48,254     178,072        500,925
  General and
     administrative..........       88,465        21,387        15,501      73,111        198,464
  Management fees............      101,534        15,649        23,303      14,653        155,139
  Insurance..................       33,774         5,830            --      19,086         58,690
                                ----------      --------      --------    --------     ----------
                                 2,157,457       253,545       123,144     340,622      2,874,768
                                ----------      --------      --------    --------     ----------
EXCESS OF REVENUES OVER
  SPECIFIC OPERATING
  EXPENSES...................   $1,660,074      $357,981      $ 70,849    $218,267     $2,307,171
                                ==========      ========      ========    ========     ==========

    The accompanying notes are an integral part of this financial statement.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
Crescent Real Estate Equities Limited Partnership:

     We have audited the accompanying statement of excess of revenues over specific operating expenses (as defined in Note 2) of Datran Center for the year ended December 31, 1997. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses of Datran Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Dallas, Texas,
  March 4, 1998

                                 DATRAN CENTER

                        STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                 1997
                                                              ----------
REVENUES:
  Office rent...............................................  $8,283,138
  Parking...................................................     626,821
  Recoveries................................................     145,236
  Other.....................................................       9,958
                                                              ----------
                                                               9,065,153
                                                              ----------
SPECIFIC OPERATING EXPENSES:
  Real estate taxes.........................................     857,437
  Utilities.................................................     812,168
  Salaries..................................................     759,649
  Repairs, maintenance, and contract services...............     710,775
  General and administrative................................     291,236
  Management fees...........................................     360,274
  Insurance.................................................     217,909
  Ground lease..............................................     295,000
                                                              ----------
                                                               4,304,448
                                                              ----------
EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES.........  $4,760,705
                                                              ==========

         The accompanying notes are an integral part of this statement.

                                 DATRAN CENTER

                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES
                               DECEMBER 31, 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

DESCRIPTION OF PROPERTY

     Datran Center (the "Property") contains two office towers, One Datran and Two Datran, and is owned by M. D. Datran, Ltd., a Florida Limited Partnership, and located south of downtown Miami. One Datran and Two Datran are 18-floor and 20-floor towers, respectively. The Property contains approximately 472,000 rentable square feet as well as an attached parking garage.

USE OF ESTIMATES

     The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RENTAL INCOME AND DEFERRED RENT CONCESSIONS

     In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate future minimum rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions.

RECOVERIES

     A portion of the operating expenses is charged back to tenants on a monthly basis based upon estimated expenses.

2. BASIS OF ACCOUNTING:

     The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis of accounting. This statement is not intended to be a complete presentation of revenues and operating expenses for the year ended December 31, 1997, as certain items such as depreciation, amortization, interest, and partnership administrative expenses have been excluded since they are not comparable to the proposed future operations of the Property.

3. PROPERTY MANAGEMENT:

     The Property entered into a management agreement with M.D. Datran Management, Inc. (the "Manager") in November 1996 to manage the Property. Prior to this agreement, the Manager was operating under a management agreement for Two Datran effective September 30, 1991, and the agreement was amended October 21, 1994, to include One Datran. The agreement with the Manager requires a monthly management fee of 4% of gross revenues, as defined. Total management fees for the year ended December 31, 1997, were approximately $360,000. The agreement may be terminated at any time by either party in accordance with the management agreement.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATING FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

     The pro forma information for the three months ending March 31, 1998 and year ended December 31, 1997 assumes completion, as of January 1, 1997 in determining operating and other data, and March 31, 1998 in determing balance sheet data, of (i) the Crescent Real Estate Equities Company's (the "Company") public offering of its Common Shares in April 1997 (the "April 1997 Offering") and the additional public offering of 500,000 Common Shares that closed on May 14, 1997 and the net proceeds therefrom to fund approximately $593,500 of Property acquisitions and other investments in the second quarter of 1997, (ii) the Company's offering of 4,700,000 Common Shares to an affiliate of Union Bank of Switzerland (the "UBS Offering") and the net proceeds therefrom to repay approximately $145,000 of indebtedness under the Credit Facility, (iii) the Operating Partnership's public offering of an aggregate principal amount of $400 million of senior notes (the "September 1997 Note Offering") and the use of the net proceeds therefrom to fund approximately $337,600 of the purchase price of two Properties and to repay approximately $57,200 of indebtedness incurred under the Credit Facility and other short-term indebtedness, (iv) the Company's public offering of its Common Shares in October 1997 (the "October 1997 Offering") and the net proceeds therefrom to fund approximately $45,000 of the purchase price of one Property and to repay approximately $325,100 of short-term indebtedness and indebtedness incurred under the Credit Facility,
(v) the Company's offering of 5,375,000 Common Shares to Merrill Lynch (the "Merrill Offering") and the net proceeds therefrom to repay approximately $199,900 of indebtedness under the Credit Facility, (vi) the Company's public offering of 8,000,000 Preferred Shares in February 1998 ("February 1998 Preferred Offering") and the net proceeds therefrom to repay approximately $191,250 of indebtedness under the Credit Facility, (vii) the Company's public offering of 1,365,138 Common Shares to Merrill Lynch & Co. in April 1998 which Merrill Lynch & Co. deposited with the trustee of a unit investment trust ("Unit Investment Trust Offering") and the net proceeds therefrom to repay approximately $43,960 of indebtedness under the Credit Facility, (viii) Property acquisitions, other investments and related financing and share issuances during 1997 and 1998, and (ix) proposed acquisition of a corporation that owns primarily four full-service casino/hotels and two riverboat casinos and related financing, including $1,035,200 for refinancing and/or assumption of indebtedness, and associated refinancing and transaction costs, in connection with the merger with Station (the "Pending Investment").

     The unaudited pro forma Consolidated Balance Sheet and Statements of Operations should be read in conjunction with the historical audited financial statements of the Company for the year ended December 31, 1997, filed herein. In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                                   CRESCENT REAL
                                                  ESTATE EQUITIES
                                                      COMPANY             PRO FORMA        PRO FORMA
                                                   HISTORICAL(A)         ADJUSTMENTS      CONSOLIDATED
                                                -------------------      -----------      ------------
ASSETS
Investments in real estate....................      $3,877,013           $1,801,510(B)     $5,678,523
Less -- accumulated depreciation..............        (302,826)                  --          (302,826)
                                                    ----------           ----------        ----------
          Net investment in real estate.......       3,574,187            1,801,510         5,375,697
Cash and cash equivalents.....................          68,548                8,360(C)         76,908
Restricted cash and cash equivalents..........          26,519                   --            26,519
Accounts receivable, net......................          24,047                   --            24,047
Deferred rent receivable......................          48,397                   --            48,397
Investments in real estate mortgages and
  equity of unconsolidated companies..........         583,262               27,750(D)        611,012
Notes receivable, net.........................         148,482                                148,482
Other assets, net.............................         118,286                   --           118,286
                                                    ----------           ----------        ----------
          Total assets........................      $4,591,728           $1,837,620        $6,429,348
                                                    ==========           ==========        ==========

LIABILITIES
Borrowings under Credit Facility..............      $  457,000           $   15,650(E)     $  472,650
Notes payable.................................       1,517,927            1,082,200(F)      2,600,127
Accounts payable, accrued expenses and other
  liabilities.................................          79,222                                 79,222
                                                    ----------           ----------        ----------
          Total liabilities...................       2,054,149            1,097,850         3,151,999
                                                    ----------           ----------        ----------

MINORITY INTERESTS
  Operating partnership.......................         121,806                   --           121,806
  Investment joint ventures...................          27,815                   --            27,815
                                                    ----------           ----------        ----------
          Total minority interests............         149,621                   --           149,621
                                                    ----------           ----------        ----------
SHAREHOLDER'S EQUITY
  7% Series B convertible preferred shares....              --              103,500           103,500
  6.75% Series A convertible cumulative
    preferred shares $.01 par value, authorized
    100,000,000 shares, 8,000,000 shares issued
    and outstanding............................        200,000                   --           200,000

  Common shares, $.01 par value, authorized
    250,000,000 shares........................           1,186                  179             1,365

  Additional paid-in capital..................       2,248,628              636,091         2,884,719
  Deferred compensation on restricted shares..            (281)                  --              (281)
  Retained deficit............................         (61,575)                  --           (61,575)
                                                    ----------           ----------        ----------
          Total shareholder's equity..........       2,387,958              739,770(G)      3,127,728
                                                    ----------           ----------        ----------
          Total liabilities and shareholders'
            equity............................      $4,591,728           $1,837,620        $6,429,348
                                                    ==========           ==========        ==========

        See accompanying notes to Pro Forma Consolidated Balance Sheet.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                                  ADJUSTMENTS
                             (DOLLARS IN THOUSANDS)

(A)    Reflects Crescent Real Estate Equities Company
         unaudited consolidated historical balance sheet as of
         March 31, 1998............................................          --

(B)    Increase reflects the following:
       Acquisition of Datran office property.......................  $   70,500
       Pending acquisition of Station's casino/hotel properties....   1,731,010
                                                                     ----------
                                                                     $1,801,510
                                                                     ==========
(C)    Net increase reflects the following:
       Net proceeds from the April 1998 Unit Investment Trust
          Offering.................................................  $   43,960
       Partial repayment of Credit Facility........................     (44,100)
       Borrowings under the Credit Facility for working capital....       8,500
                                                                     ----------
                                                                     $    8,360
                                                                     ==========
(D)    Increase reflects the following:
       Additional investment in Refrigerated Warehouse
         partnerships..............................................  $   27,750
                                                                     ----------
                                                                     $   27,750
                                                                     ==========
(E)    Net increase in borrowings under the Credit Facility as a
         result of:
       Additional investment in Refrigerated Warehouse
         partnerships..............................................  $   27,750
       Partial repayment of Credit Facility........................     (44,100)
       Borrowings for the acquisition of Datran office property and
         working capital...........................................      32,000
                                                                     ----------
                                                                     $   15,650
                                                                     ==========
(F)    Increase in notes payable as a result of:
       Debt relating to the pending acquisition of Station's
         casino/hotel properties...................................  $1,035,200
       Assumption of notes as a part of the acquisition of Datran
         office property...........................................      47,000
                                                                     ----------
                                                                     $1,082,200
                                                                     ==========
(G)    Increase reflects the following:
       The Company's issuance of preferred shares in conjunction
         with the pending acquisition of Station's
         casino/hotel properties...................................  $  103,500
       The Company's issuance of common shares in conjunction with the pending acquisition of Stations's casino/hotel
         properties................................................     592,310
       Net proceeds from the April 1998 Unit Investment Trust
          Offering.................................................      43,960
                                                                     ----------
                                                                     $  739,770
                                                                     ==========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                             CRESCENT REAL
                                            ESTATE EQUITIES                               1998 ACQUIRED
                                               COMPANY          AUSTIN        DATRAN       AND PENDING      OTHER        PRO FORMA
                                             HISTORICAL(A)     CENTRE(B)     CENTER(B)    INVESTMENT(B)  ADJUSTMENTS    CONSOLIDATED
                                            ---------------  -------------  ------------  -------------  -----------    ------------
REVENUES:
  Rental property............................   $153,125      $      346     $   2,266      $ 50,692       $      --       $206,429
  Interest and other income..................      8,024              --            --            --              --          8,024
                                                --------      ----------     ---------      --------       ---------       --------
          Total revenues.....................    161,149             346         2,266        50,692              --        214,453
                                                --------      ----------     ---------      --------       ---------       --------
EXPENSES:
  Real estate taxes..........................     16,097              45           214           492              --         16,848
  Repairs and maintenance....................      8,700              44           178           599              --          9,521
  Other rental property operating............     29,891              99           684           795            (132)(C)     31,337
  Corporate general and administrative.......      3,147              --            --            --              --          3,147
  Interest expense...........................     34,283              --            --            --          21,386(D)      55,669
  Depreciation and amortization..............     26,582              72           441        19,786              --         46,881
  Amortization of deferred financing
     costs...................................      1,140              --            --            --              --          1,140
                                                --------      ----------     ---------      --------       ---------       --------
          Total expenses.....................    119,840             260         1,517        21,672          21,254        164,543
                                                --------      ----------     ---------      --------       ---------       --------
          Operating income (loss)............     41,309              86           749        29,020         (21,254)        49,910
OTHER INCOME:
  Equity in net income of unconsolidated
     companies...............................      5,845              --            --           486              --          6,331
                                                --------      ----------     ---------      --------       ---------       --------
INCOME (LOSS) BEFORE MINORITY INTERESTS......     47,154              86           749        29,506         (21,254)        56,241
Minority interests...........................     (4,746)             --            --            --            (456)(E)     (5,202)
                                                --------      ----------     ---------      --------       ---------       --------
NET INCOME (LOSS)............................     42,408              86           749      $ 29,506       $ (21,710)      $ 51,039
Preferred dividend(F)........................     (1,575)             --            -             --          (3,611)        (5,186)
                                                --------      ----------     ---------      --------       ---------       --------
Net income applicable to common shareholders.   $ 40,833      $       86     $     749      $ 29,506       $ (25,321)      $ 45,853
                                                ========      ==========     =========      ========       =========       ========
PER COMMON SHARES DATA: (G)
Net Income -- Basic..........................                                                                              $    .34
                                                                                                                           ========
Net Income -- Dilutive.......................                                                                              $    .32
                                                                                                                           ========

 See adjustments to Pro Forma Consolidated Statement of Operations on following page.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  ADJUSTMENTS
                             (DOLLARS IN THOUSANDS)

(A) Reflects Crescent Real Estate Equities Company's unaudited consolidated historical statement of operations for the three months ended March 31, 1998.

(B) Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with the 1998 acquired and pending investment, assuming the investments were acquired at the beginning of the period.

     Austin Centre office property...............................  1/23/98
     Omni Austin Hotel property(i)...............................  1/23/98
     Post Oak Central office property complex....................  2/13/98
     Washington Harbour office properties........................  2/25/98
     Datran office property......................................  5/01/98
     Station's casino/hotel properties(ii).......................  pending
    (i)   Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent)
          from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.
    (ii)  Calculated estimated lease payment using the historical operating results of the casino/hotel properties for the
          quarter ended March 31, 1998. Current negotiations provide for a lease payment equal to 98% of Station's operating
          income for the three months ended March 31, 1998, plus
          depreciation, amortization, preopening expenses for the
          three month period, and a historical equipment rental
          lease payment which will be eliminated upon consummation of the Company's Merger with Station ("Adjusted Operating
          Income"). The definitive terms of the lease agreement have not yet been finalized. The following reflects the
          components of the calculation of Adjusted Operating Income.
     Operating income............................................  $ 27,684
     Adjusted for depreciation and amortization..................    17,019
     Elimination of historical equipment rental lease payment, as
     a result of the Company's Merger with Stations..............     2,063
                                                                   --------
     Adjusted Operating Income...................................  $ 46,766
     98% of Adjusted Operating Income............................  $ 45,831
                                                                   ========
(C)  Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain of the
     properties...................................................................  $   (132)
                                                                                    ========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

(D) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the April 1998 Unit Investment Trust Offering and the February 1998 Preferred Offering, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

Credit Facility.........................  $  472,650     @   6.89%  $     32,566
Bridge Loan.............................     250,000     @   6.89%        17,225
BankBoston Note II......................     100,000     @   6.89%         6,890
Note Offering -- 7.125% Notes due
  2007..................................     250,000     @  7.125%        17,813
Note Offering -- 6.625% Notes due
  2002..................................     150,000     @  6.625%         9,938
Station's Refinanced Debt...............   1,035,200     @   7.50%        77,640
LaSalle Note I..........................     239,000     @   7.83%        18,714
LaSalle Note II.........................     161,000     @   7.79%        12,542
LaSalle Note III........................     115,000     @   7.81%         8,982
Chase Manhattan Note....................      97,123     @   7.44%         7,226
Cigna Note..............................      63,500     @   7.47%         4,743
Metropolitan Life Note II...............      44,831     @   6.93%         3,107
Metropolitan Life Note III..............      40,000     @   7.74%         3,096
Metropolitan Life Note IV...............       7,000     @   7.11%           498
Northwestern Life Note..................      26,000     @   7.66%         1,992
Metropolitan Life Note I................      12,030     @   8.88%         1,068
Nomura Funding VI Note..................       8,666     @  10.07%           873
Rigney Note.............................         777     @   8.50%            66
                                          ----------                ------------
Total annual amount.....................  $3,072,777                $    224,979
Prorated for three months...............                                  56,244
Less: Capitalized interest..............                                    (575)
Historical interest expense.............                                 (34,283)
                                                                    ------------
                                                                                   $ 21,386
                                                                                   ========

(E)  Reflects adjustment needed to reflect minority partners' weighted average
     8.6% interest in the net income of the Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at
     the beginning of the period................................................   $   (456)
                                                                                   ========

(F)  Reflects the following:

7% preferred dividend for the $103.5 million of preferred
  shares issued in connection with the Station
  transaction...............................................      $ 7,245
6.75% preferred dividend for the February 1998 Preferred
  Offering..................................................       13,500
                                                                  -------
                                                                  $20,745
                                                                  =======
Prorated for three months...................................      $ 5,186
                                                                  =======

(G) Reflects net income per share based on 136,519,512 weighted average Common Shares -- basic and 141,670,829 weighted average Common shares -- diluted assumed to be outstanding during the three months ended March 31, 1998.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                CRESCENT REAL
                               ESTATE EQUITIES                       1997
                                   COMPANY         US HOME          ACQUIRED          AUSTIN
                                HISTORICAL(A)     BUILDING(B)    INVESTMENTS(B)      CENTRE(C)
                               ---------------    -----------    --------------     -----------
REVENUES:
  Rental property..............   $430,383        $    4,254        $121,041          $    6,219
  Interest and other income....     16,990                --              --                  --
                                  --------        ----------        --------          ----------
          Total revenues.......    447,373             4,254         121,041               6,219
                                  --------        ----------        --------          ----------
EXPENSES:
  Real estate taxes............     44,154               416          10,861                 840
  Repairs and maintenance......     27,783               605          12,712                 825
  Other rental property
     operating.................     86,931               841          21,133               1,785

  Corporate general and
     administrative............     12,858                --              --                  --
  Interest expense.............     86,441                --              --                  --
  Depreciation and
     amortization..............     74,426               890          21,664               1,297
  Amortization of deferred
     financing costs...........      3,499                --              --                  --
                                  --------        ----------        --------          ----------
          Total expenses.......    336,092             2,752          66,370               4,747
                                  --------        ----------        --------          ----------
          Operating income
            (loss).............    111,281             1,502          54,671               1,472
OTHER INCOME:
  Equity in net income of
     unconsolidated companies..     23,743                --          10,590                  --
                                  --------        ----------        --------          ----------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS....................    135,024             1,502          65,261               1,472
Minority interests.............    (17,683)               --              --                  --
                                  --------        ----------        --------          ----------
NET INCOME (LOSS)..............   $117,341        $    1,502        $ 65,261          $    1,472
                                  ========        ==========        ========          ==========
Preferred dividend(J)..........

Net income applicable to
  common shareholders..........

PER COMMON SHARE DATA(K):
Net income -- Basic............

Net income -- Dilutive.........





                                                 1998 ACQUIRED
                                  DATRAN          AND PENDING         OTHER             PRO FORMA
                                 CENTER(C)       INVESTMENTS(C)    ADJUSTMENTS         CONSOLIDATED
                                ------------     --------------    -----------         ------------
REVENUES:
  Rental property..............   $  9,065         $195,174        $      --            $766,136
  Interest and other income....         --               --            6,363(D)           23,353
                                  --------         --------        ---------            --------
          Total revenues.......      9,065          195,174            6,363             789,489
                                  --------         --------        ---------            --------
EXPENSES:
  Real estate taxes............        857            3,527               --              60,655
  Repairs and maintenance......        711            4,241               --              46,877
  Other rental property
     operating.................      2,736            5,658             (283)(E)         117,223
                                        --                            (1,578)(F)
  Corporate general and
     administrative............         --               --               --              12,858
  Interest expense.............         --               --          136,505(G)          222,946
  Depreciation and
     amortization..............      1,763           83,306               --             183,346
  Amortization of deferred
     financing costs...........         --               --              539(H)            4,038
                                  --------         --------        ---------            --------
          Total expenses.......      6,067           96,732          135,183             647,943
                                  --------         --------        ---------            --------
          Operating income
            (loss).............      2,998           98,442         (128,820)            141,546
OTHER INCOME:
  Equity in net income of
     unconsolidated companies..         --            1,943               --              36,276
                                  --------         --------        ---------            --------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS....................      2,998          100,385         (128,820)            177,822
Minority interests.............         --               --            1,080 (I)         (16,603)
                                  --------         --------        ---------            --------
NET INCOME (LOSS)..............   $  2,998         $100,385        $(127,740)           $161,219
                                  ========         ========        =========            ========
Preferred dividend(J)..........                                                          (20,745)
                                                                                        --------
Net income applicable to
  common shareholders..........                                                         $140,474
                                                                                        ========
PER COMMON SHARE DATA(K):
Net income -- Basic............                                                         $   1.03
                                                                                        ========
Net income -- Dilutive.........                                                         $   1.00
                                                                                        ========

 See adjustments to Pro Forma Consolidated Statement of Operations on following page.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  ADJUSTMENTS
                             (DOLLARS IN THOUSANDS)

(A) Reflects Crescent Real Estate Equities Company's audited consolidated historical statement of operations for the year ended December 31, 1997.

(B) Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with all investments acquired in 1997, assuming the investments were acquired at the beginning of the period.

                                                              ACQUISITION
                         INVESTMENT                              DATE
                         ----------                           -----------
Greenway II office property.................................    1/17/97
Trammell Crow Center office property........................    2/28/97
Three Denver office properties..............................    2/28/97
Carter-Crowley Real Estate Assets...........................    5/09/97
Magellan Real Estate Assets(i)..............................    6/17/97
The Woodlands(ii)(iii)......................................    7/31/97
Desert Mountain(iv).........................................    8/29/97
Houston Center mixed-use property complex...................    9/22/97
Four Seasons Hotel -- Houston hotel property(v).............    9/22/97
Miami Center office property................................    9/30/97
U.S. Home Building office property..........................   10/15/97
Bank One Center office property(vi).........................   10/22/97
Refrigerated Warehouse Investment(vii)......................   10/31/97
Fountain Place office property..............................   11/07/97
Ventana Country Inn hotel property(v).......................   12/19/97
Energy Centre office property...............................   12/22/97

        (i) Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities' lease agreement). Rent provisions include no percentage rent component.

        (ii) The Company has an indirect 40.375% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership whose primary holding consists of The Woodlands land assets.

        (iii) The Company has a 42.5% equity investment in the limited partnership whose primary holding consists of The Woodlands commercial property assets.

        (iv) The Company has an indirect 88.35% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership that owns Desert Mountain.

        (v) Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent) from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.

        (vi) The Company has a 50% equity investment in the partnership that owns Bank One Center office property.

        (vii) The Company has an indirect 38% (after the sale of voting common stock to COI) non-voting equity investment in two corporations that own the refrigerated warehouse properties.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

(C) Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with the 1998 acquired and pending investments, assuming the investments were acquired at the beginning of the period.

     Austin Centre office property...............................  1/23/98
     Omni Austin Hotel property(i)...............................  1/23/98
     Post Oak Central office property complex....................  2/13/98
     Washington Harbour office properties........................  2/25/98
     Datran office property......................................  5/01/98
     Station's casino/hotel properties(ii).......................  pending
    (i)   Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent)
          from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.
    (ii)  Calculated estimated lease payment using the historical operating results of the casino/hotel properties for the
          twelve months ended December 31, 1997. Current negotia-
          tions provide for a lease payment equal to 100% of Station's operating income for the twelve months ended December 31,
          1997, plus depreciation, amortization, preopening expenses, a one-time restructuring charge for the twelve-month
          period, and a historical equipment rental lease payment which will be eliminated upon consummation of the Company's Merger with Station ("Adjusted Operating Income"). The definitive terms of the lease agreement have not yet been finalized.
          The following reflects the components of the calculation
          of Adjusted Operating Income.
     Operating income............................................  $ 46,467
     Adjusted for depreciation, amortization, preopening expenses
       and a one-time restructuring charge.......................   108,719
     Elimination of historical equipment rental lease payment, as
       a result of the Company's Merger with Station.............     4,178
                                                                   --------
     Adjusted Operating Income...................................  $159,364
                                                                   ========

(D) Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.

     Carter Crowley Notes...............................  ($53,365 @ 10%) $ 5,336
     Ritz Note..........................................  ($ 8,850 @ 18%)   1,593
     COI Note...........................................  ($33,924 @ 12%)   4,070
     Residential Development Corp Note..................  ($ 7,800 @ 10%)     780
     Desert Mountain Note...............................  ($23,251 @ 12%)   2,790
                                                                          -------
     Total..............................................                  $14,569
     Less: Historical interest income...................                   (8,206)
                                                                          -------
     Total..............................................                            $  6,363
                                                                                    ========
(E)  Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying Trammell Crow Center, assuming
     Trammell Crow Center was acquired at the beginning of the period.............  $   (283)
                                                                                    ========
(F)  Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain of the properties...................................................................  $ (1,578)
                                                                                    ========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

(G) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the April 1998 Unit Investment Trust Offering, the February 1998 Preferred Offering, the Equity Offering to Merrill Lynch in December 1997, the October 1997 Equity Offering, the September 1997 Note Offering, the Equity Offering to UBS in August 1997 and the April and May 1997 Equity Offerings, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

Credit Facility.........................  $  472,650     @   6.89%  $     32,566
Bridge Loan.............................     250,000     @   6.89%        17,225
BankBoston Note II......................     100,000     @   6.89%         6,890
Note Offering -- 7.125% Notes due
  2007..................................     250,000     @  7.125%        17,813
Note Offering -- 6.625% Notes due
  2002..................................     150,000     @  6.625%         9,938
Station's Refinanced Debt...............   1,035,200     @   7.50%        77,640
LaSalle Note I..........................     239,000     @   7.83%        18,714
LaSalle Note II.........................     161,000     @   7.79%        12,542
LaSalle Note III........................     115,000     @   7.81%         8,982
Chase Manhattan Note....................      97,123     @   7.44%         7,226
Metropolitan Life Note II...............      44,831     @   6.93%         3,107
Cigna Note..............................      63,500     @   7.47%         4,743
Metropolitan Life Note III..............      40,000     @   7.74%         3,096
Metropolitan Life Note IV...............       7,000     @   7.11%           498
Northwestern Life Note..................      26,000     @   7.66%         1,992
Metropolitan Life Note I................      12,030     @   8.88%         1,068
Nomura Funding VI Note..................       8,666     @  10.07%           873
Rigney Note.............................         777     @   8.50%            66
                                          ----------                ------------
Total annual amount.....................  $3,072,777                $    224,979
Less: Capitalized interest..............                                  (2,033)
Historical interest expense.............                                 (86,441)
                                                                    ------------
                                                                                   $136,505
                                                                                   ========

(H) Amortization of capitalized costs associated with the September 1997 Note Offering ($4,731 purchaser's discount and $500 other costs).

                                                              AMORTIZATION OF
                                                                   FEES
                                                              ---------------
Note Offering -- 6.625% Notes due 2002......................       $392
Note Offering -- 7.125% Notes due 2007......................        327
                                                                   ----
Total.......................................................       $719
                                                                   ----
Prorated for nine months....................................                    $    539
                                                                                ========

(I)  Reflects adjustment needed to reflect minority partners'
     weighted average 8.6% interest in the net income of the
     Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at the beginning
     of the period.                                                 $  1,080
                                                                    ========

(J)  Reflects the following:

7% preferred dividend for the $103.5 million of preferred
  shares issued in connection with the Station
  transaction...............................................      $ 7,245
6.75% preferred dividend for the February 1998 Preferred
  Offering..................................................       13,500
                                                                  -------
                                                                                $ 20,745
                                                                                ========

(K) Reflects net income per share based on 136,519,512 weighted average Common Shares -- basic and 141,120,366 weighted average Common Shares -- diluted assumed to be outstanding during the year ended December 31, 1997.

                                 EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

   23.01 Consent of Arthur Andersen LLP, Independent Public Accountants, dated June 24, 1998 (filed herewith)